MEMORANDUM OF UNDERSTANDING
BETWEEN
URBAN BARNS FOODS INC. REPRESENTED BY THEIR DIRECTOR DANIEL MEIKLEHAM
AND
THOMAS MARSHALL
AND
DANIEL MARSHALL

This MEMORANDUM OF UNDERSTANDING is hereby made and entered into by and between Urban Barns Foods Inc., ("URBF") and Thomas Marshall, ("TOM"), and Daniel Marshall, ("DANNY").

A. WHEREAS:

URBF has invested extensively in research and development in the creation of its Cubic Farming proprietary technology,

AND,

URBF has just completed its first Cubic Farming growing facility ("URBAN BARN") that uses its proprietary Cubic Farming technology to produce leafy green salad vegetables and herbs under the URBAN BARNS brand for distribution to Vancouver hotels and restaurants,

AND,

URBF business mandate is to set up facilities to supply all major cities with healthy, locally-grown produce while creating local jobs, generating local economic activity and providing shareholder value,

AND,

URBF wishes to expand into Alberta to establish a local growing partner to manage the production in what URBF believes will lead to many commercial locally grown installations.

B. PURPOSE:

The purpose of this MOU is:

1: DANNY will fund and build a custom designed building of approx. 7,500 square feet (ALBERTA URBAN BARN) for controlled environment agriculture capable of production of plants in any climate.

2: TOM will fund and install a minimum of 10 CUBIC FARMING GROWING MACHINES ("BARN EQUIPMENT") in the ALBERTA URBAN BARN scaling up to 20 machines and more as the market dictates.

3. TOM will fund a suitable truck for delivering the produce produced in the ALBERTA URBAN BARN.

4. URBF, TOM, DANNY, will enter into a Joint Venture (JV) Agreement, where by all dealings, monies, debt, accounts payable and receivable will flow into and out of the JV.

5. The JV will enter into a long-term lease of the ALBERTA URBAN from DANNY.

6. The JV will enter into a long term lease of the total BARN EQUIPMENT supplied by TOM.

7. The proposed territory will include Alberta and Saskatchewan, Canada and other locations mutually agreed upon between the parties.

8. The JV will have the right of first refusal (ROFR) on future Urban Barns in the proposed territory with a 90 day clause to exercise the construction of any new barns.

9. Drag Along rights – In the event URBF is subject to a takeover bid, all parties in the JV agree to sell their JV and collective territory rights for book value to be agreed by an independent third party.

10. Branding and Packaging – To be the sole responsibility of URBF.

11. Intellectual Property - All parties agree to be bound by confidentiality agreements that protects the intellectual property of URBF and Danny and Tom agree to keep all proprietary information in the growing process confidential.

C. BOTH URBF AND DANNY AND TOM to enter into A) an operational and management contract with the JV whereby DANNY and TOM will be paid for and are responsible for day-to-day operational duties and shipping and B) URBF will be paid to manage the Quality Control and Marketing & Sales administration and to supply ongoing Research and Development support from the various URBF R & D sources. The initial budget is attached as schedule A.

D. IT IS MUTUALLY UNDERSTOOD AND AGREED BY AND BETWEEN THE PARTIES THAT:

1. <u>MODIFICATION</u>. Modifications to this agreement shall be made by mutual consent of the parties, by the issuance of a written modification, signed and dated by authorized officials, prior to any changes being performed.

2. PARTICIPATION IN SIMILAR ACTIVITIES. This agreement in no way restricts URBF from participating in similar activities with other public or private agencies, organizations, and individuals in other Provinces or countries.

3. TERMINATION. The initial contracts will be for ten years, renewable by mutual consent thereafter.

4. PRINCIPAL CONTACTS. The principal contacts for this instrument are:

URBF REPRESENTATIVES:
Technical:
Daniel Meikleham
Leo Benne

Administration:

Urban Barns Foods Inc
12936 Elbow Drive SW
Calgary, Alberta,
Canada T2W 6G6

Authorized Official:

Daniel Meikleham, CFO

5. CONFLICT OF INTEREST. This agreement is subject to acceptable conflict of interest rules.

6. COMPLIANCE. The parties agree to be bound by applicable Provincial and federal rules.

7. COMMENCEMENT/EXPIRATION DATE. This agreement is executed as of the date of last signature and is effective through May 31, 2013 at which time it will expire unless all contract pursuant to this MOU have been sign and have become effective.

8. LIABILITIES. It is understood that neither party to this Memorandum of Understanding is the agent of the other and neither is liable for the wrongful acts or negligence of the other. Each party shall be responsible for its negligent acts or omissions and those of its officers, employees, agents or students (if applicable), howsoever caused, to the extent allowed by their respective Provincial laws.

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the last written date below.

FOR: **URBF:**

Urban Barns Foods Inc
12936 Elbow Drive SW

Date: 3RD MARCH 2013 _[signature]_

Daniel Meikleham, CFO

Thomas Marshall

Date: FEB 28/2013 _Thomas A. Marshall_

Daniel Marshall

Date: FEB 28/2013 _Daniel Marshall_